UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2014

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Level 3 Communications, LLC Guarantee of 6.125% Senior Notes due 2021

On March 14, 2014, Level 3 Financing, Inc. (“Level 3 Financing”), a wholly owned subsidiary of Level 3 Communications, Inc. (“Parent”) entered into a Supplemental Indenture (the “2021 Guarantee Supplemental Indenture”), dated as of March 14, 2014, to the Indenture (the “2021 Indenture”), dated as of November 14, 2013, among Parent, as guarantor, Level 3 Financing, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), relating to Level 3 Financing’s 6.125% Senior Notes due 2021 (the “2021 Notes”). The 2021 Guarantee Supplemental Indenture was entered into among Level 3 Financing, Parent, Level 3 Communications, LLC (“Level 3 LLC”), a wholly owned subsidiary of Parent, and the Trustee.  Pursuant to the 2021 Guarantee Supplemental Indenture, Level 3 LLC has provided an unconditional, unsecured guaranty of the 2021 Notes.  The 2021 Guarantee Supplemental Indenture is filed as exhibit 4.1 to this Current Report and is incorporated by reference as if set forth in full.

On March 14, 2014, Level 3 Financing entered into an additional Supplemental Indenture (the “2021 Subordination Supplemental Indenture”), dated as of March 14, 2014, to the 2021 Indenture.  The 2021 Subordination Supplemental Indenture was entered into among Level 3 Financing, Parent, Level 3 LLC and the Trustee.  Pursuant to the 2021 Subordination Supplemental Indenture, the unconditional, unsecured guaranty of Level 3 LLC of the 2021 Notes is subordinated in any bankruptcy, liquidation or winding up proceeding of Level 3 LLC to all obligations of Level 3 LLC under the Level 3 Financing Amended and Restated Credit Agreement, dated as of March 13, 2007 (as amended and restated as of April 16, 2009, as amended as of May 15, 2009, as amended and restated as of October 4, 2012, as amended as of November 10, 2012 and as amended and restated as of October 4, 2013, and as may be further amended, amended and restated or otherwise modified from time to time, the “Credit Agreement”). The 2021 Subordination Supplemental Indenture is filed as exhibit 4.2 to this Current Report and is incorporated by reference as if set forth in full.

Level 3 Communications, LLC Guarantee of Floating Rate Senior Notes due 2018

On March 14, 2014, Level 3 Financing entered into a Supplemental Indenture (the “2018 Guarantee Supplemental Indenture”), dated as of March 14, 2014, to the Indenture (the “2018 Indenture”), dated as of November 26, 2013, among Parent, as guarantor, Level 3 Financing, as issuer, and the Trustee, as trustee, relating to Level 3 Financing’s Floating Rate Senior Notes due 2018 (the “2018 Notes”).  The 2018 Guarantee Supplemental Indenture was entered into among Level 3 Financing, Parent, Level 3 LLC and the Trustee.  Pursuant to the 2018 Guarantee Supplemental Indenture, Level 3 LLC has provided an unconditional, unsecured guaranty of the 2018 Notes.  The 2018 Guarantee Supplemental Indenture is filed as exhibit 4.3 to this Current Report and is incorporated by reference as if set forth in full.

On March 14, 2014, Level 3 Financing entered into an additional Supplemental Indenture (the “2018 Subordination Supplemental Indenture”), dated as of March 14, 2014, to the 2018 Indenture.  The 2018 Subordination Supplemental Indenture was entered into among Level 3 Financing, Parent, Level 3 LLC and the Trustee.  Pursuant to the 2018 Subordination Supplemental Indenture, the unconditional, unsecured guaranty of Level 3 LLC of the 2018

Notes is subordinated in any bankruptcy, liquidation or winding up proceeding of Level 3 LLC to all obligations of Level 3 LLC under the Credit Agreement.  The 2018 Subordination Supplemental Indenture is filed as exhibit 4.4 to this Current Report and is incorporated by reference as if set forth in full.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

None

(b) Pro Forma Financial Information

None

(c) Shell Company Transactions

None

(d) Exhibits

4.1                               Supplemental Indenture, dated as of March 14, 2014, among Level 3 Communications, LLC, as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to Level 3 Communications, LLC’s unconditioned, unsecured guarantee of the 6.125% Senior Notes due 2021 of Level 3 Financing, Inc.

4.2                               Supplemental Indenture, dated as of March 14, 2014, among Level 3 Communications, LLC, as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the subordination in any bankruptcy, liquidation or winding up proceeding of the guarantee by Level 3 Communications, LLC of the 6.125% Senior Notes due 2021 of Level 3 Financing, Inc.

4.3                               Supplemental Indenture, dated as of March 14, 2014, among Level 3 Communications, LLC, as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to Level 3 Communications, LLC’s unconditioned, unsecured guarantee of the Floating Rate Senior Notes due 2018 of Level 3 Financing, Inc.

4.4                               Supplemental Indenture, dated as of March 14, 2014, among Level 3 Communications, LLC, as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust

                                                Company, N.A., as trustee, relating to the subordination in any bankruptcy, liquidation or winding up proceeding of the guarantee by Level 3 Communications, LLC of the Floating Rate Senior Notes due 2018 of Level 3 Financing, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
	Name:	Neil J. Eckstein
	Title:	Senior Vice President and Assistant General Counsel

Date: March 17, 2014

Exhibit Index

Exhibit	Description

4.1

Supplemental Indenture, dated as of March 14, 2014, among Level 3 Communications, LLC, as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to Level 3 Communications, LLC’s unconditioned, unsecured guarantee of the 6.125% Senior Notes due 2021 of Level 3 Financing, Inc.

4.2

Supplemental Indenture, dated as of March 14, 2014, among Level 3 Communications, LLC, as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the subordination in any bankruptcy, liquidation or winding up proceeding of the guarantee by Level 3 Communications, LLC of the 6.125% Senior Notes due 2021 of Level 3 Financing, Inc.

4.3

Supplemental Indenture, dated as of March 14, 2014, among Level 3 Communications, LLC, as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to Level 3 Communications, LLC’s unconditioned, unsecured guarantee of the Floating Rate Senior Notes due 2018 of Level 3 Financing, Inc.

4.4

Supplemental Indenture, dated as of March 14, 2014, among Level 3 Communications, LLC, as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the subordination in any bankruptcy, liquidation or winding up proceeding of the guarantee by Level 3 Communications, LLC of the Floating Rate Senior Notes due 2018 of Level 3 Financing, Inc.